Exhibit 99.1

KLDiscovery Inc. Announces First Quarter 2023 Financial Results

Achieves Highest Quarterly Revenue, Lowest Net Loss and

Highest Adjusted EBITDA in Company History

EDEN PRAIRIE, MN — May 10, 2023 — KLDiscovery Inc. (“KLDiscovery” or the “Company”), a leading global provider of electronic discovery, information governance and data recovery technology solutions, announced today that revenue for the first quarter ended March 31, 2023 was $90.7 million versus $81.9 million in the first quarter of 2022. Net loss for the first quarter of 2023 was $(4.5) million compared to $(9.6) million in the first quarter of 2022.

EBITDA1 for the first quarter of 2023 was $18.2 million compared to $11.3 million in the first quarter of 2022. Adjusted EBITDA1 (which excludes stock-based compensation, acquisition financing and transaction costs and other items as described below) for the first quarter of 2023 was $20.9 million compared to $14.1 million in the first quarter of 2022.

“In the first quarter of 2023, we delivered the best quarter of financial results in KLDiscovery’s history,” said Christopher Weiler, CEO of KLDiscovery Inc. “We achieved our highest revenue quarter ever with $90.7 million which is 11% higher than the first quarter of 2022. We had 34% growth in our Nebula revenue for the first quarter 2023 over the first quarter 2022. We also achieved our lowest quarter of net loss, which improved by 53% year-over-year, and our highest ever Adjusted EBITDA1, up 49% year-over-year to $20.9 million.”

Mr. Weiler continued. “Our strong results reflect years of planning, hard work, and execution. We have built Nebula, a comprehensive and fully integrated proprietary technology platform that spans across the entire EDRM lifecycle. Our Client Portal provides unparalleled case management and business intelligence in real-time. When combined with our world-class 24/7/365 customer service, we believe we have an unmatched competitive advantage, which our customers will continue to find value in.”

2022-2023 Quarterly Results
(in millions)

	2022 (unaudited)				2023 (unaudited)
	Q1	Q2	Q3	Q4	Q1
Revenue	81.9	75.2	74.5	85.8	90.7
Net loss	(9.6)	(11.2)	(17.4)	(5.0)	(4.5)
Net loss per share (basic and diluted)	$(0.22)	$(0.26)	$(0.41)	$(0.12)	$(0.11)
Weighted average outstanding shares (basic and diluted)	42.7	42.7	42.8	42.9	42.9
EBITDA (Non-GAAP)	11.3	9.7	5.1	18.3	18.2
Adjusted EBITDA (Non-GAAP)	14.1	12.4	11.3	20.4	20.9

1 Non-GAAP measure. See “Non-GAAP Financial Measures” and “Reconciliation of Non-GAAP Financial Measures” below for additional information and a reconciliation to the most directly comparable GAAP measure.

Exhibit 99.1

Earnings Conference Call

Management will conduct a conference call at 8:30 AM ET on Thursday, May 11, 2023, to discuss financial results for the first quarter 2023. The audio portion of the conference call will be broadcast live over the Internet in the Investors section of KLDiscovery's website https://investors.kldiscovery.com.

To join the conference call by telephone, please register via the following link:

https://conferencingportals.com/event/OpzKpVWo

Once registered, you will receive an email with Direct Entry and Registrant ID along with dial-in details. An audio recording of the conference call will be available for replay shortly after the call's completion and will remain available for two weeks following the call. To access the recorded conference call, please dial (800) 770-2030 (from the U.S. and Canada) or (647) 362-9199 (from all other countries) using access code 55139 or visit the Investors section of the KLD website.

KLDiscovery Inc.
Condensed Consolidated Statements of Comprehensive Loss (Unaudited)
(in thousands, except share and per share amounts)

	Three Months Ended March 31,
	2023	2022

Revenues	$90,659	$81,898
Cost of revenues	43,587	43,272
Gross profit	47,072	38,626
Operating expenses
General and administrative	17,301	16,525
Research and development	3,200	3,068
Sales and marketing	10,391	10,844
Depreciation and amortization	4,813	4,914
Total operating expenses	35,705	35,351
Income from operations	11,367	3,275
Other expenses
Change in fair value of Private Warrants	(191)	(191)
Interest expense	15,771	12,691
Loss before income taxes	(4,213)	(9,225)
Income tax provision	295	355
Net loss	$(4,508)	$(9,580)
Other comprehensive income (loss), net of tax
Foreign currency translation	825	(2,140)
Total other comprehensive income (loss), net of tax	825	(2,140)
Comprehensive loss	$(3,683)	$(11,720)
Net loss per share - basic and diluted	$(0.11)	$(0.22)
Weighted average shares outstanding - basic and diluted	42,920,321	42,686,216

Exhibit 99.1

Set forth below is a reconciliation of EBITDA and Adjusted EBITDA, non-GAAP measures, to net (loss), the most directly comparable GAAP measure. See “Non-GAAP Financial Measures” below for additional information on these measures, including why we believe they are useful to investors and certain limitations thereof.

KLDiscovery Inc.
Reconciliation of Non-GAAP Financial Matters
(In thousands)
(Unaudited)

	Three Months Ended March 31,
	2023	2022

Net loss	$(4,508)	$(9,580)
Interest expense	15,771	12,691
Income tax provision	295	355
Depreciation and amortization expense	6,610	7,850
EBITDA	$18,168	$11,316
Acquisition, financing and transaction costs	1,762	1,364
Stock compensation and other	833	1,118
Change in fair value of Private Warrants	(191)	(191)
Restructuring costs	163	57
Systems establishment costs	180	394
Adjusted EBITDA	$20,915	$14,058

Note:

•
Acquisition, financing and transaction costs generally represent earn-out payments, rating agency fees and letter of credit and revolving facility fees, as well as professional service fees and direct expenses related to acquisitions and public offerings.
•
Stock compensation and other primarily represent portions of compensation paid to our employees and executives through stock-based instruments.
•
Change in fair value of Private Warrants relates to changes in the fair market value of the Private Warrants issued in conjunction with the December 2019 business combination.
•
Restructuring costs generally represent non-ordinary course costs incurred in connection with a change in a contract or a change in the makeup of our personnel often related to an acquisition, such as severance payments, recruiting fees and retention charges.
•
Systems establishment costs relate to non-ordinary course expenses incurred to develop our IT infrastructure, including system automation and enterprise resource planning system implementation.

Exhibit 99.1

KLDiscovery Inc.
Condensed Consolidated Balance Sheets
(in thousands, except share and per share data)

	March 31, 2023	December 31, 2022
	(unaudited)
Current assets
Cash and cash equivalents	$26,345	$32,629
Accounts receivable, net of allowance
for doubtful accounts of $4,247 and $5,403, respectively	102,289	95,727
Prepaid expenses	16,911	10,726
Other current assets	1,271	1,175
Total current assets	146,816	140,257
Property and equipment
Computer software and hardware	75,035	71,720
Leasehold improvements	25,293	25,869
Furniture, fixtures and other equipment	2,244	2,209
Accumulated depreciation	(82,184)	(79,958)
Property and equipment, net	20,388	19,840
Operating lease right of use assets, net	10,657	12,412
Intangible assets, net	45,122	46,862
Goodwill	391,537	391,114
Other assets	8,963	8,957
Total assets	$623,483	$619,442
Current liabilities
Current portion of long-term debt, net	$3,000	$3,000
Accounts payable and accrued expense	32,333	25,009
Operating lease liabilities	6,730	7,850
Deferred revenue	3,577	4,536
Total current liabilities	45,640	40,395
Long-term debt, net	527,447	524,529
Deferred tax liabilities	7,910	7,793
Long term operating lease liabilities	8,946	10,340
Other liabilities	2,655	2,694
Total liabilities	592,598	585,751
Commitments and contingencies
Stockholders' equity
Common stock
$0.0001 par value, 200,000,000 shares authorized, 42,936,803 and 42,920,136 issued and outstanding as of March 31, 2023 and December 31, 2022, respectively	4	4
Preferred Stock
$0.0001 par value, 1,000,000 shares authorized, zero issued and outstanding as of March 31, 2023 and December 31, 2022, respectively	—	—
Additional paid-in capital	392,854	391,977
Accumulated deficit	(363,649)	(359,141)
Accumulated other comprehensive income	1,676	851
Total stockholders' equity	30,885	33,691
Total liabilities and stockholders' equity	$623,483	$619,442

Exhibit 99.1

KLDiscovery Inc.
Condensed Consolidated Statements of Cash Flows (Unaudited)
(in thousands)

	Three Months Ended March 31, 2023	Three Months Ended March 31, 2022
Operating activities
Net loss	$(4,508)	$(9,580)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	6,610	7,850
Paid in kind interest	5,156	4,860
Stock-based compensation	833	1,062
Provision for losses on accounts receivable	797	827
Deferred income taxes	118	185
Change in fair value of contingent consideration	—	9
Change in fair value of Private Warrants	(191)	(191)
Changes in operating assets and liabilities:
Accounts receivable	(7,186)	(6,822)
Prepaid expenses and other assets	(7,018)	(6,190)
Accounts payable and accrued expenses	3,318	5,631
Deferred revenue	(975)	(1,287)
Net cash used in operating activities	(3,046)	(3,646)
Investing activities
Purchases of property and equipment	(2,072)	(2,968)
Net cash used in investing activities	(2,072)	(2,968)
Financing activities
Payments for capital lease obligations	(533)	(531)
Payments on long-term debt	(750)	(750)
Net cash used in by financing activities	(1,283)	(1,281)
Effect of foreign exchange rates	117	(170)
Net decrease in cash	(6,284)	(8,065)
Cash at beginning of period	32,629	46,468
Cash at end of period	$26,345	$38,403
Supplemental disclosure:
Cash paid for interest	$10,842	$7,876
Net income taxes paid	$263	$60
Significant noncash investing and financing activities
Purchases of property and equipment in accounts payable and accrued expenses on the condensed consolidated balance sheets	$751	$1

Exhibit 99.1

Investor Contact:

Dawn Wilson

(703) 520-1498

dawn.wilson@kldiscovery.com

Media Contact:
Krystina Jones
(888) 811-3789
krystina.jones@kldiscovery.com

About KLDiscovery

KLDiscovery provides technology-enabled services and software to help law firms, corporations, and government agencies solve complex data challenges. With 25 locations across 16 countries, KLDiscovery is a global leader in delivering best-in-class data management, information governance, and eDiscovery solutions to support the litigation, regulatory compliance, and internal investigation needs of clients. Serving organizations for over 30 years, KLDiscovery offers data collection and forensic investigation, early case assessment, data processing, application software and data hosting for web-based document reviews, and managed document review services. In addition, through its global Ontrack data management business, KLDiscovery delivers world-class data recovery, disaster recovery, email extraction and restoration, data destruction, and tape management. KLDiscovery has been recognized as one of the fastest growing companies in North America by both Inc. Magazine (Inc. 5000) and Deloitte (Deloitte's Technology Fast 500), and CEO Chris Weiler was a 2014 Ernst & Young Entrepreneur of the Year™. Additionally, KLDiscovery is a Relativity Certified Partner and maintains ISO/IEC 27001 Certified data centers around the world. Visit www.kldiscovery.com to learn more.

This press release includes “forward looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934 and the United States Private Securities Litigation Reform Act of 1995. All statements contained in this press release other than statements of historical facts, including, without limitation, statements regarding Nebula, Client Portal, and KLDiscovery’s competitive advantage as a result of its focus and commitment to delivery of world-class customer service, are forward-looking statements. When used in this press release, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements.

These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside KLDiscovery’s management’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors, among others, that may affect actual results or outcomes include: KLDiscovery’s potential failure to comply with privacy and information security regulations governing the client datasets it processes and stores; KLDiscovery’s ability to operate in highly competitive markets, and potential adverse effects of this competition; risk of decreased revenues if KLDiscovery does not adapt its pricing models; the ability to attract, motivate and retain qualified employees, including members of KLDiscovery’s senior management team; the ability to maintain a high level of client service and expand operations; potential issues with KLDiscovery’s product offerings that could cause legal exposure, reputational damage and an inability to deliver services; KLDiscovery’s ability to develop and successfully grow revenues from new products such as Nebula, improve existing products and adapt its business model to keep pace with industry trends; risk that KLDiscovery’s products and services fail to interoperate with third-party systems; potential unavailability of third-party technology that KLDiscovery uses in its products and services; potential

Exhibit 99.1

disruption of KLDiscovery’s products, offerings, website and networks; difficulties resulting from KLDiscovery’s implementation of new consolidated business systems; the ability to deliver products and services following a disaster or business continuity event; disease or similar public health threat, such as COVID-19; potential unauthorized use of our products and technology by third parties and/or data security breaches and other incidents; potential intellectual property infringement claims; the ability to comply with various trade restrictions, such as sanctions and export controls, resulting from KLDiscovery’s international operations; and KLDiscovery’s substantial indebtedness, including the pending maturity and potential acceleration thereof in June 2024.

These risks and other factors discussed in the “Risk Factors” section of KLDiscovery’s Annual Report on Form 10-K filed with the Securities Exchange Commission (“SEC”) and any other reports KLDiscovery files with the SEC could cause actual results to differ materially from those expressed or implied by forward-looking statements made by KLDiscovery or on our behalf.

Given these risks and uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual results. All statements speak only as of the date made, and unless legally required, KLDiscovery undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Non-GAAP Financial Measures

We prepare financial statements in accordance with U.S. GAAP. We also disclose and discuss other non-U.S. GAAP financial measures such as EBITDA and adjusted EBITDA. Our management believes that these measures are relevant and provide useful supplemental information to investors by providing a baseline for evaluating and comparing our operating performance against that of other companies in our industry.

Our management believes EBITDA and Adjusted EBITDA reflect our ongoing operating performance because the isolation of non-cash charges, such as amortization and depreciation, and other items, such as interest, income taxes, equity compensation, acquisition and transaction costs, restructuring costs, systems establishment and costs associated with strategic initiatives which are incurred outside the ordinary course of our business, provides information about our cost structure and helps us to track our operating progress. We encourage investors and potential investors to carefully review our U.S. GAAP financial measures and compare them with our EBITDA and adjusted EBITDA. The non-U.S. GAAP financial measures that we use may not be comparable to similarly titled measures reported by other companies and in the future, we may disclose different non-U.S. GAAP financial measures in order to help our investors meaningfully evaluate and compare our results of operations to our previously reported results of operations or to those of other companies in our industry.

EBITDA and Adjusted EBITDA

We define EBITDA as net income (loss) plus interest (income) expense, income tax expense (benefit), extinguishment of debt, impairment losses, and depreciation and amortization. We view adjusted EBITDA as an operating performance measure and as such, we believe that the most directly comparable U.S. GAAP financial measure is net loss. In calculating adjusted EBITDA, we exclude from net loss certain items that we believe are not reflective of our ongoing business as the exclusion of these items allows us to provide additional analysis of the financial components of the day-to-day operation of our business. We have outlined below the type and scope of these exclusions:

•
Acquisition, financing and transaction costs generally represent earn-out payments, rating agency fees and letter of credit and revolving facility fees, as well as professional service fees and direct expenses related to acquisitions and public offerings. Because we do not acquire businesses or effect financings on a regular or predictable cycle, we do not consider the amount

Exhibit 99.1

of these costs to be a representative component of the day-to-day operating performance of our business.
•
Stock compensation and other primarily represent portions of compensation paid to our employees and executives through stock-based instruments. Determining the fair value of the stock-based instruments involves a high degree of judgment and estimation and the expenses recorded may not align with the actual value realized upon the future exercise or termination of the related stock-based awards. Additionally, stock compensation is a non-cash expense. Therefore, we believe it is useful to exclude stock-based compensation to better understand the long-term performance of our core business.
•
Change in fair value of Private Warrants relates to changes in the fair market value of the Private Warrants issued in conjunction with the Business Combination. We do not consider the amount to be representative of a component of the day-to-day operating performance of our business.
•
Restructuring costs generally represent non-ordinary course costs incurred in connection with a change in a contract or a change in the makeup of our personnel often related to an acquisition, such as severance payments, recruiting fees and retention charges. We do not consider the amount of restructuring costs to be a representative component of the day-to-day operating performance of our business.
•
Systems establishment costs relate to non-ordinary course expenses incurred to develop our IT infrastructure, including system automation and enterprise resource planning system implementation. We do not consider the amount to be representative of a component of the day-to-day operating performance of our business.